UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 30, 2020

CALIFORNIA WATER SERVICE GROUP

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-13883 (Commission file number)	77-0448994 (I.R.S. Employer Identification Number)

1720 North First Street San Jose, California (Address of principal executive offices)	95112 (Zip Code)

(408) 367-8200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01	CWT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2020, the Board of Directors (the “Board”) of California Water Service Group (the “Company”) adopted amendments (the “Amendments”) to Sections 3.3, 9.3 and 9.16 of the Company’s Amended and Restated Bylaws (the “Bylaws”), effective as of such date.

The Amendments generally consist of process enhancements and technical changes with respect to the conduct of and procedures relating to stockholder meetings, including the following:

•	Removing the provision relating to stockholder removal of officers. (Article III, Section 3.3 of the Bylaws.)

•	Updating the provision relating to stockholders’ right to call a special meeting of stockholders, including to define “ownership” for purposes of Section 9.3, establish the process by which stockholders can request a special meeting and revoke such request, set forth notice and informational requirements related to such request, and specify the business permitted to be conducted at and the timing for conducting such special meeting. (Article IX, Section 9.3 of the Bylaws.)

•	Updating the provision relating to stockholders’ rights to propose director nominees and other business to be considered at a stockholders meeting (other than Rule 14a-8 stockholder proposals), including to set forth procedural, notice and informational requirements related to such proposals, and move the deadline for submitting such proposals closer to the meeting date and establishing a window period for when proposals must be received by the Company (generally between 120 and 90 days in advance of the stockholders meeting). (Article IX, Section 9.16 of the Bylaws.)

•	Making a number of immaterial modifications to provide clarification and consistency.

The foregoing description of the Amendments is a general description only and is qualified in its entirety by reference to the actual language of the Amendments, as reflected in the Bylaws, a copy of which is attached hereto as Exhibit 3.1, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

We hereby include the following exhibit with this report:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of California Water Service Group
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA WATER SERVICE GROUP

Date: October 2, 2020	By:	/s/ Martin A. Kropelnicki
	Name:	Martin A. Kropelnicki
	Title:	President and Chief Executive Officer